Exhibit 99.13

ARTISOFT, INC.

CONSENT, WAIVER AND AMENDMENT AGREEMENT

                THIS CONSENT, WAIVER AND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of the 27th day of June, 2003 among Artisoft, Inc. (the “Company”), all of the holders of the outstanding shares of Series B Convertible Preferred Stock of the Company (collectively, the “Series B Stockholders”) and each of the undersigned holders of Common Stock of the Company, constituting all of the investors party to the 2002 Purchase Agreement (as defined below) (collectively, the “Common Stockholders”).

WHEREAS, the Company desires to enter into a purchase agreement substantially in the form attached hereto as Exhibit A (the “2003 Purchase Agreement”) with certain investors (the “Series C Investors”) relating to the issuance and sale of Series C Convertible Preferred Stock of the Company (the “Series C Preferred”) and warrants to purchase Common Stock of the Company (the “Warrants”); and

WHEREAS, the Company and the Series B Stockholders are parties to a Purchase Agreement dated as of August 8, 2001 (the “2001 Purchase Agreement”); and

WHEREAS, the Company and the Common Stockholders are parties to a Purchase Agreement dated as of August 8, 2002 (the “2002 Purchase Agreement”); and

WHEREAS, the undersigned Series B Stockholders and Common Stockholders desire that the Company and the Series C Investors enter into the 2003 Purchase Agreement; and

WHEREAS, the parties hereto desire to make certain consents, waivers and amendments in connection with the transactions contemplated by the 2003 Purchase Agreement, including, without limitation, the issuance and sale of the Series C Shares and the Warrants, the terms of the Company’s Series C Convertible Preferred Stock, as set forth in the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Artisoft, Inc., substantially in the form attached hereto as Exhibit B (the “Series C Certificate of Designations”), and the participation rights of the Series C Investors set forth in Section 7.1 of the 2003 Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.               Each of the undersigned, constituting all of the holders of the outstanding Series B Convertible Preferred Stock of the Company (the “Series B Preferred”), hereby consents, for all purposes pursuant to any agreement or understanding whether between it and the Company or otherwise (including, without limitations, under Section 6 of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Artisoft, Inc. (the “Series B Certificate of Designations”)), to the transactions contemplated by the 2003 Purchase Agreement, including, without limitation, (a) the authorization, creation, designation, establishment and issuance of the Series C Preferred with terms substantially similar to the terms therefor set forth in the Series C Certificate of Designations and (b) the amendment and alteration to the Company’s Certificate of Incorporation, as amended, by the Series C Certificate of Designations.

2.               The Company and each of the undersigned, constituting the holders of all of the outstanding Series B Preferred, hereby waive, pursuant to Section 9 of the Series B Certificate of Designations, the application and observance of Section 4D (including, without limitation, Sections 4D(1)-4D(7)) to the transactions contemplated by the 2003 Purchase Agreement to the extent such application or observance could result in a triggering of any contingency under such Sections, except exclusively with respect to the reduction of the Conversion Price (as defined in the Series B Certificate of Designations) to $2.045455, resulting in the right of the Series B Stockholders to convert the aggregate number of outstanding shares of Series B Preferred into up to an aggregate of 3,422,221 shares of Common Stock.

3.               The Company and each of the undersigned, constituting the holders of all of the outstanding Series B Preferred, hereby waive, pursuant to Section 9.6 of the 2001 Purchase Agreement, the application and observance of Section 7.1 of the 2001 Purchase Agreement with respect to the transactions contemplated by the 2003 Purchase Agreement.

4.               The Company and each of the undersigned, constituting the holders of all of the outstanding Series B Preferred, hereby consent, pursuant to Section 9.6 of the 2001 Purchase Agreement, to the following amendment to the 2001 Purchase Agreement:

Section 7.1 of the 2001 Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)                          So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least a majority of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Investors shall have the right to participate in future offerings and sales of the Company’s securities by the Company in capital raising transactions on the terms and conditions set forth in this Section 7.1.  During such period, the Company shall give ten (10) business days’ advance written notice to such Investors and/or their permitted assignees (collectively, the “Series B Holders”) and to the investors named in the Purchase Agreement dated as of June 20, 2003 by and among the Company and the investors named therein, and/or their permitted assignees (collectively, the “Series C Holders”) prior to any non-public sale by the Company of any of the Company’s securities in a capital raising transaction by providing to such Series B Holders and Series C Holders a term sheet containing all material business terms of the

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proposed transaction.  Such Series B Holders and Series C Holders shall have the right (pro rata in accordance with the number of shares of Common Stock into which each Series B Holder’s and Series C Holder’s shares of the Company’s Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, are then-convertible) to purchase such securities which are the subject of the proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale.  The rights of the Series B Holders and the Series C Holders described in this Section 7.1 must be exercised in writing by such Series B Holders and Series C Holders within five (5) business days following receipt of the notice from the Company.  If, subsequent to the Company giving notice to a Series B Holder or a Series C Holder hereunder but prior to such Series B Holder or Series C Holder exercising its right to participate (or the expiration of the five-day period without response from the Series B Holder or Series C Holder), the terms and conditions of the proposed third-party sale are changed in any material respect from that disclosed in the term sheet provided to such Series B Holder or Series C Holder, the Company shall be required to provide a new notice to the Series B Holder or Series C Holder hereunder and the Series B Holders and Series C Holders shall have the right, which must be exercised within five (5) business days of such new notice, to exercise their rights to purchase the securities on such changed terms and conditions as provided hereunder.  In the event the Series B Holders and Series C Holders do not exercise their rights described in this Section 7.1, or affirmatively decline to engage in the proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Series B Holders and Series C Holders.

“(b)                           For the avoidance of doubt, and without limitation, the following will not be deemed to be securities sold by the Company in capital raising transactions within the meaning of Section 7.1(a):  (i) Excluded Stock (as defined in the Company’s Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock), (ii) Excluded Stock (as defined in the Certificate of Designations), (iii) securities issued by the Company in connection with the Company’s acquisition of another company or business entity, or assets thereof, by means of merger, share exchange, asset acquisition or otherwise and (iv) such other securities and transactions as may be consented to by the holders of a majority of the Preferred Stock then outstanding.”

5.               The Company and all of the Common Stockholders, hereby waive, pursuant to Section 9.6 of the 2002 Purchase Agreement, the application and observance of Section 7.1 of the 2002 Purchase Agreement with respect to the transactions contemplated by the 2003 Purchase Agreement.

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6.               The Company and all of the Common Stockholders, hereby consent, pursuant to Section 9.6 of the 2002 Purchase Agreement, to the following amendment to the 2002 Purchase Agreement:

Section 7.1(b) of the 2002 Purchase Agreement is hereby amended and restated in its entirety as follows:

“(b)                           The rights provided for in this Section 7.1 shall not be exercisable unless and until the expiration or termination in full of the provisions of both Section 7.1 of the Prior Purchase Agreement and Section 7.1 of the Purchase Agreement dated as of June 20, 2003 by and among the Company and the investors named therein.”

7.               The Company and all of the Common Stockholders, hereby waive, pursuant to Section 9.6 of the 2002 Purchase Agreement, the application and observance of Section 7.10 of the 2002 Purchase Agreement with respect to the transactions contemplated by the 2003 Purchase Agreement to the extent such application or observance could result in a triggering of any contingency under such Section, except exclusively with respect to the reduction of the Purchase Price (as defined in the 2002 Purchase Agreement) to $2.045455, resulting in the issuance of an aggregate of up to an additional 660,331 shares of Common Stock.

8.               Each of the undersigned, constituting all of the Common Stockholders, hereby consents, for all purposes pursuant to any agreement or understanding whether between it and the Company or otherwise, to the transactions contemplated by the 2003 Purchase Agreement.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARTISOFT, INC.

By:	/s/ Steven G. Manson
Name: Steven G. Manson
Title: President & CEO

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  172,333

Number of Shares of Series B Preferred:  1,140,000

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  57,450

Number of Shares of Series B Preferred:  380,000

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  57,450

Number of Shares of Series B Preferred:  380,000

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  30,233

Number of Shares of Series B Preferred:  200,000

LAGUNITAS PARTNERS, LP

By:	Gruber & McBaine Capital Management, LLC,
Its General Partner

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  0

Number of Shares of Series B Preferred:  448,000

GRUBER & MCBAINE INTERNATIONAL

By:	Gruber & McBaine Capital Management, LLC,
Attorney-in-Fact

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  0

Number of Shares of Series B Preferred:  140,000

/s/ Jon D. Gruber
Jon D. Gruber

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  0

Number of Shares of Series B Preferred:  80,000

F/B/O/ LINDSAY DEROY GRUBER TRUST
DATED DECEMBER 27, 1976

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  0

Number of Shares of Series B Preferred:  16,000

F/B/O/ JONATHAN WYATT GRUBER TRUST
DATED DECEMBER 30, 1975

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

Number of Shares of Common Stock

            purchased under the 2002 Purchase Agreement:  0

Number of Shares of Series B Preferred:  16,000